                                                                   Exhibit 10.41

                                   CONSENT AND
                            AMENDMENT AGREEMENT NO. 1

                           dated as of August 21, 2000

                                 to that certain

                  SECOND AMENDED AND RESTATED CREDIT AGREEMENT

         This CONSENT AND AMENDMENT AGREEMENT NO. 1 (this "AMENDMENT"), dated as of August 21, 2000, is by and among (a) TransTechnology Corporation ("TRANSTECHNOLOGY"), TransTechnology Seeger-Orbis GmbH ("GmbH") and TransTechnology (GB) Limited ("LIMITED", together with TransTechnology and GmbH, the "BORROWERS"), (b) Fleet National Bank (formerly known as BankBoston, N.A.) ("FNB") and the other lending institutions listed on SCHEDULE 1 to the Credit Agreement (collectively, the "LENDERS"), (c) FNB, acting through its London Branch, as Sterling Fronting Bank (the "STERLING FRONTING BANK"), (d) BHF-BANK Aktiengesellschaft, as DM Fronting Bank (the "DM FRONTING BANK"), (e) FNB, as issuing bank (in such capacity, the "ISSUING BANK"), (f) ABN AMRO Bank N.V., as Syndication Agent, (g) Bank One, NA (formerly known as The First National Bank of Chicago), as Documentation Agent, and (h) FNB as Administrative Agent for the Lenders, the Sterling Fronting Bank, the DM Fronting Bank and the Issuing Bank (in such capacity, the "ADMINISTRATIVE AGENT"). Capitalized terms used herein unless otherwise defined shall have the respective meanings set forth in that certain Second Amended and Restated Credit Agreement dated as of June 30, 1995, and amended and restated as of July 24, 1998, and as further amended and restated as of August 31, 1999 (as so amended and restated, the "CREDIT AGREEMENT"), to which the Borrowers, the Lenders and the Administrative Agent are parties.

         WHEREAS, in connection with the proposed refinancing by TransTechnology of the amounts outstanding under the Senior Subordinated Loan Agreement, the Borrowers have requested, on the terms and conditions set forth herein, (i) certain amendments to the financial covenants of the Credit Agreement, and (ii) the consent of the Majority Lenders and the Administrative Agent to the terms and provisions of the Refinancing Subordinated Debt (as defined in Sec. 2 below) to be issued by TransTechnology; and

         WHEREAS, the Borrowers have also requested the consent of the Lenders, on the terms and conditions set forth herein, to certain asset and share transfers; and

         WHEREAS, the Lenders and the Administrative Agent have agreed to honor such requests upon the terms and conditions hereinafter set forth;

         NOW, THEREFORE, in consideration of the foregoing premises, the parties hereto hereby agree as follows:

         Section 1. AMENDMENTS TO CREDIT AGREEMENT. The Credit Agreement is hereby amended with effect from the Effective Date (as defined in Sec. 9 below) as follows:

         (a) DEFINITIONS REPLACED. Sec. 1 of the Credit Agreement is hereby amended by deleting the definitions of "Applicable Margin", "Consolidated Total Interest Expense" and

"Earnings Before Interest and Taxes" and substituting in lieu thereof the following new definitions in proper alphabetical sequence:

         "APPLICABLE MARGIN.

         (a) Until the date immediately preceding the first Reset Date following August 31, 2000, the Applicable Margin with respect to Base Rate Loans shall be 1.75%, the Applicable Margin with respect to Eurocurrency Rate Loans shall be 3.25%, and the Commitment Fee Rate shall be 0.50%. Subject to paragraph (b) below, for each period commencing on a Reset Date (beginning with the first Reset Date following August 31, 2000) through the date immediately preceding the next Reset Date (each such period, a "RATE SETTING PERIOD"), the Applicable Margin shall be the applicable percentage set forth in the chart below (the "PRICING GRID"), based upon the Leverage Ratio as determined for the Reference Period ended on the last day of the fiscal quarter ended immediately preceding the commencement of the applicable Rate Setting Period:



                                                      APPLICABLE MARGIN
              LEVERAGE RATIO                 BASE RATE        EUROCURRENCY       COMMITMENT
                                               LOANS           RATE LOANS         FEE RATE

    ------------------------------------ ------------------ ----------------- -----------------
    2.50:1 or lower                            0.50%             2.00%             0.375%
    ------------------------------------ ------------------ ----------------- -----------------
    3.00:1 or lower,  but  higher  than        0.75%             2.25%             0.375%
    2.50:1
    ------------------------------------ ------------------ ----------------- -----------------
    3.50:1 or lower,  but  higher  than        1.00%             2.50%             0.500%
    3.00:1
    ------------------------------------ ------------------ ----------------- -----------------
    4.00:1 or lower,  but  higher  than        1.25%             2.75%             0.500%
    3.50:1
    ------------------------------------ ------------------ ----------------- -----------------
    4.50:1 or lower,  but  higher  than        1.50%             3.00%             0.500%
    4:00:1
    ------------------------------------ ------------------ ----------------- -----------------
    Higher than 4.50:1                         1.75%             3.25%             0.500%
    ------------------------------------ ------------------ ----------------- -----------------

         (b) If no Compliance Certificate is delivered when required by Sec. 9.4(c), then, for the period commencing on the next Reset Date following the date on which such delivery was required through the date immediately following the date of actual delivery to the Administrative Agent of such Compliance Certificate, the Applicable Margin and the Commitment Fee Rate shall be set at the highest applicable rate set forth in the Pricing Grid."

         "CONSOLIDATED TOTAL INTEREST EXPENSE. For any period, the aggregate amount of interest required to be paid by TransTechnology and its Subsidiaries during such period on all Indebtedness of TransTechnology and its Subsidiaries outstanding during all or any part of such period, whether such interest was or is required to be reflected as an item of expense or capitalized, including payments consisting of cash interest in respect of Subordinated Debt or Capitalized Leases and including commitment fees, agency fees, facility fees and similar fees or expenses in connection with the borrowing of money, but EXCLUDING all non-cash payments, including without limitation the payment-in-kind of interest on any Subordinated Debt of TransTechnology or the non-cash amortization of fees paid with respect to the Prior Credit Agreement or pursuant to Secs. 6.1 and 6.2 under this Credit Agreement on the Closing Date."

         "EARNINGS BEFORE INTEREST AND TAXES. The consolidated earnings (or loss) from the operations of TransTechnology and its Subsidiaries for any period, after all expenses and other proper charges but before payment or provision for any income taxes or interest expense for such period, determined in accordance with generally accepted accounting principles, after eliminating therefrom (a) all non-cash items of income (or loss), other than depreciation or amortization, otherwise included in consolidated earnings (or loss), and (b) without duplication, all non-recurring items of income (or loss) resulting from the discontinuation of operations but only to the extent that all assets characterized as belonging to or being employed in such operations are also excluded from Consolidated Total Assets pursuant to the definition thereof."

         (b) DEFINITION AMENDED. The definition "Approved Acquisition" set forth in Sec. 1 of the Credit Agreement is hereby amended as follows:

                  (i) by deleting the words "audited financial statements . . . capital stock of TransTechnology," from the fifth through thirteenth lines of the first paragraph thereof, and substituting therefor the following:

         "the aggregate consideration, whether in cash, property or shares of capital stock of TransTechnology payable by the applicable member of the TransTechnology Group (including the full amount of any contingent payment potentially payable by any member of the TransTechnology Group pursuant to any post-closing adjustment to the purchase price, earn-out, or otherwise), does not, when aggregated with the amount of Indebtedness being assumed by any members of the TransTechnology Group or remaining outstanding after the Acquisition Closing Date with respect thereto, exceed $10,000,000 on such Acquisition Closing Date,"

                  (ii) by deleting from clause (d) thereof the number "$15,000,000" and substituting therefor the number "$5,000,000".

         (c) CONSOLIDATED EBITDA TO CONSOLIDATED TOTAL INTEREST EXPENSE.
Sec. 11.1 of the Credit Agreement is hereby amended by deleting the table set forth at the end of such Sec. 11.1 and substituting in lieu thereof the following table:

                 "PERIOD                                         RATIO

                 From July 1, 2000 through                       1.75 : 1
                 September 30, 2001

                 From October 1, 2001 through                    2:00 : 1
                 September 30, 2002

                 From October 1, 2002 through                    2.25 : 1
                 September 30, 2003

                 From October 1, 2003 and thereafter             2.50 : 1"


         (d) FIXED CHARGE COVERAGE RATIO. Sec. 11.2 of the Credit Agreement is hereby amended by deleting the table set forth at the end of such Sec. 11.2 and substituting in lieu thereof the following table:

                  "PERIOD                                        RATIO

                  From July 1, 2000 through                      1.25 : 1
                  March 31, 2002

                  From April 1, 2002 through June 30, 2003       1.35 : 1

                  From July 1, 2003 and thereafter               1.50 : 1

         (e) LEVERAGE RATIO. Sec. 11.3 of the Credit Agreement is hereby amended by deleting the table set forth at the end of such sec. 11.3 and substituting in lieu thereof the following table:

                  "PERIOD                                        RATIO

                  From July 1, 2000 through                      5.00 : 1
                  June 30, 2001

                  From July 1, 2001 through                      4.75 : 1
                  June 30, 2002

                  From July 1, 2002 through                      4.50 : 1
                  March 31, 2003

                  From April 1, 2003 through                     4.25 : 1
                  December 31, 2003

                  From January 1, 2004 and thereafter            4.00 : 1"

         (f) SENIOR LEVERAGE RATIO. Sec. 11.4 of the Credit Agreement is hereby amended by deleting such Sec. 11.4 in its entirety and substituting in lieu thereof the following new Sec. 11.4:

                  "11.4. SENIOR LEVERAGE RATIO. TransTechnology will not permit the Senior Leverage Ratio at any time during any Reference Period ending during any period described in the table set forth below to exceed the ratio set forth opposite such period in such table:

                PERIOD                                           RATIO

                From July 1, 2000 through                        3.75 : 1
                June 30, 2001

                From July 1, 2001 through                        3.50 : 1
                June 30, 2002

                From July 1, 2002 through March 31, 2003         3.25 : 1

                From April 1, 2003 through                       3.00 : 1
                December 31, 2003

                From January 1, 2004 and thereafter              2.75 : 1"

         (g) MINIMUM NET WORTH. Sec. 11.5 of the Credit Agreement is hereby amended by deleting such Sec. 11.5 in its entirety and substituting in lieu thereof the following new Sec. 11.5:

                  "11.5. MINIMUM NET WORTH. TransTechnology will not permit Consolidated Net Worth at any time to be less than $110,000,000, as such amount shall be increased at the end of each fiscal quarter thereafter (commencing with the fiscal quarter ending on or around September 30, 2000), for the fiscal quarter thereafter, by the addition of seventy-five percent (75%) of Consolidated Net Income earned after June 30, 2000."

         Section 2. CONSENT TO TERMS OF REFINANCING SUBORDINATED DEBT. Subject to the conditions set forth herein, the Administrative Agent and the Majority Lenders hereby consent to the terms and conditions, including the subordination provisions, of the Subordinated Debt proposed to be issued by TransTechnology as summarized on EXHIBIT A attached hereto, and agree that any Indebtedness on such terms and subject to such conditions shall constitute "Subordinated Debt" for all purposes of the Credit Agreement (such Subordinated Debt, the "REFINANCING SUBORDINATED DEBT").

         Section 3.      CONSENT TO CERTAIN ASSET AND SHARE TRANSFERS

         (a) TransTechnology has advised the Administrative Agent that it wishes to (i) transfer all of the assets (the "PALNUT ASSET TRANSFER") of its Palnut Division, other than the real property located at Mountainside, New Jersey (the "MOUNTAINSIDE PROPERTY"), to TransTechnology Engineered Components, LLC, a Delaware limited liability company which is wholly-owned by TransTechnology ("TTEC"), (ii) lease the Mountainside Property to TTEC, (iii) change the name of Industrial Retaining Ring Company, a New Jersey corporation ("IRR"), to TransTechnology Engineered Rings USA, Inc. (following such name change being referred to herein as "TTER"), and (iv) transfer one (1) common share of TransTechnology Canada Corporation, an Ontario corporation ("TTC"), currently held by TransTechnology to TTEC (the "SHARE TRANSFER").

         (b) The Palnut Asset Transfer is prohibited under Sec. 10.5.2(a) of the Credit Agreement and the Share Transfer is prohibited under Sec. 10 of the Amended and Restated Securities Pledge Agreement dated as of June 30, 1995, amended and restated as of August 31, 1999 (as amended and in effect from time to time, the "ORIGINAL SECURITIES PLEDGE AGREEMENT") by and among TransTechnology, SSP Industries ("SSP") and TransTechnology Seeger, Inc. (together with TransTechnology and SSP, the "PLEDGORS"). TransTechnology has requested that the Majority Lenders provide written consent to each of the Palnut Asset Transfer and the Share Transfer, and to the extent necessary, waive the provisions of Sec. 10.5.2(a) of the Credit Agreement and Sec. 10 of the Original Securities Pledge Agreement to permit the Palnut Asset Transfer and the Share Transfer.

         (c) The Majority Lenders hereby consent to the Palnut Asset Transfer and the Share Transfer and waive the provisions of Sec. 10.5.2(a) of the Credit Agreement and sec. 10 of the Original Securities Pledge Agreement solely to the extent necessary to permit the Palnut Asset Transfer and the Share Transfer, on the following conditions:

                  (i) the receipt by the Administrative Agent of a completed and fully executed Perfection Certificate and the results of UCC searches for both TTEC and TTER with respect to each of their Collateral, indicating no liens other than Permitted Liens;

                  (ii) the receipt by the Administrative Agent of completed and fully executed financing statements from TTEC and amendments to financing statements with respect to the name change of IRR to TTER, as may, in each case, be requested by the Administrative Agent;

                  (iii) the Administrative Agent's satisfactory review of the proposed lease of the Mountainside Property by TransTechnology to TTEC;

                  (iv) the receipt by the Administrative Agent of a fully executed Securities Pledge Agreement (the "TTEC SECURITIES PLEDGE AGREEMENT") signed by TTEC, as pledgor, and TTC with respect to the one common share of TTC held by TTEC, in substantially the form of the Original Securities Pledge Agreement;

                  (v) the receipt by the Administrative Agent of a fully-executed Amendment to the Original Securities Pledge Agreement signed by each of the Pledgors to reflect the Share Transfer (the "SECURITIES PLEDGE AMENDMENT");

                  (vi) the receipt by the Administrative Agent of evidence that all corporate and limited liability company action necessary for the valid execution, delivery and performance by the Borrowers, the Pledgors, TTEC, TTER and TTC of the documents referred to in and the transactions contemplated by this Sec. 3 shall have been duly and effectively taken;

                  (vii) the receipt by the Administrative Agent of an opinion of counsel, which may be the general counsel of TransTechnology, addressed to the Lenders and the Administrative Agent, relating to (i) the due authorization, execution and delivery of the

TTEC Securities Pledge Agreement and the Securities Pledge Amendment and the legality, validity and binding effect thereof, and (ii) the Palnut Asset Transfer and the Share Transfer.

         Section 4. CONDITIONS TO EFFECTIVENESS. The effectiveness of this Amendment shall be conditioned upon the satisfaction of the following conditions precedent:

         Section 4.1. DELIVERY OF DOCUMENTS. This Amendment shall have been executed and delivered to the Administrative Agent by each of the Borrowers, the Guarantors, and the Majority Lenders.

         Section 4.2. LEGALITY OF TRANSACTION. No change in applicable law shall have occurred as a consequence of which it shall have become and continue to be unlawful on the date this Amendment is to become effective (a) for the Administrative Agent or any Lender to perform any of its obligations under any of the Loan Documents or (b) for any of the Borrowers to perform any of its agreements or obligations under any of the Loan Documents.

         Section 4.3. PERFORMANCE. Each of the Borrowers shall have duly and properly performed, complied with and observed in all material respects its covenants, agreements and obligations contained in the Loan Documents required to be performed, complied with or observed by it on or prior to the date this Amendment is to become effective. No event shall have occurred on or prior to the date this Amendment is to become effective and be continuing, and no condition shall exist on the date this Amendment is to become effective, which constitutes a Default or Event of Default.

         Section 4.4. PROCEEDINGS AND DOCUMENTS. All corporate, governmental and other proceedings in connection with the transactions contemplated by this Amendment and all instruments and documents incidental thereto shall be in form and substance reasonably satisfactory to the Administrative Agent and the Administrative Agent shall have received all such counterpart originals or certified or other copies of all such instruments and documents as the Administrative Agent shall have reasonably requested.

         Section 4.5. PAYMENT OF AMENDMENT FEE. The payment in cash of the Amendment Fee (as defined in sec. 8 below) to the Administrative Agent on behalf of the Lenders.

         Section 5. REPRESENTATIONS AND WARRANTIES. Each of the Borrowers hereby represents and warrants to the Lenders as follows:

         (a) The representations and warranties of such Borrower and of each Guarantor contained in the Credit Agreement and the other Loan Documents to which such Borrower or Guarantor, as the case may be, is a party were true and correct in all material respects when made and continue to be true and correct in all material respects on the date hereof, except that the financial statements referred to in the representations and warranties contained in the Credit Agreement shall be the financial statements of TransTechnology and its Subsidiaries most recently delivered to the Administrative Agent, and except as such representations and warranties are affected by the transactions contemplated hereby;

         (b) The execution, delivery and performance by such Borrower of this Amendment and the consummation of the transactions contemplated hereby: (i) are within the corporate powers of such Borrower and have been duly authorized by all necessary corporate action on the part of such Borrower, (ii) do not require any approval or consent of, or filing with, any governmental agency or authority, or any other person, association or entity, which bears on the validity or enforceability of this Amendment and which is required by law or any regulation or rule of any agency or authority, or other person, association or entity, (iii) do not violate any provisions of any order, writ, judgment, injunction, decree, determination or award presently in effect in which such Borrower is named, any law, regulation or rule binding on or applicable to such Borrower or any provision of the charter documents or by-laws of such Borrower, (iv) do not result in any breach of or constitute a default under any agreement or instrument to which such Borrower is a party or to which it or any of its properties are bound, including without limitation any indenture, credit or loan agreement, lease, debt instrument or mortgage, except for such breaches and defaults which would not have a material adverse effect on such Borrower and its Subsidiaries taken as a whole, and (v) do not result in or require the creation or imposition of any mortgage, deed of trust, pledge or encumbrance of any nature upon any of the assets or properties of such Borrower; and

         (c) This Amendment and the Credit Agreement as amended hereby constitute the legal, valid and binding obligations of such Borrower, enforceable against such Borrower in accordance with their respective terms, PROVIDED that (i) enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws of general application affecting the rights and remedies of creditors, and (ii) enforcement may be subject to general principles of equity, and the availability of the remedies of specific performance and injunctive relief may be subject to the discretion of the court before which any proceeding for such remedies may be brought.

         Section 6. NO OTHER AMENDMENTS. Except as expressly provided in this Amendment, all of the terms and conditions of the Credit Agreement and the other Loan Documents shall remain in full force and effect.

         Section 7. EXECUTION IN COUNTERPARTS. This Amendment may be executed in any number of counterparts and by each party on a separate counterpart, each of which when so executed and delivered shall be an original, but all of which together shall constitute one instrument. In proving this Amendment, it shall not be necessary to produce or account for more than one such counterpart signed by the party against whom enforcement is sought.

         Section 8. AMENDMENT FEE. In connection with the approval of this Amendment, TransTechnology hereby agrees to pay to the Administrative Agent for the pro-rata benefit of each Lender consenting to this Amendment an amendment fee equal to 1/4% of each such consenting Lender's Commitment (the "AMENDMENT FEE").

         Section 9. EFFECTIVE DATE. Subject to the satisfaction of the conditions precedent set forth in sec. 4 hereof, this Amendment shall be deemed to be effective as of the date hereof (the "EFFECTIVE DATE").



                   Remainder of page intentionally left blank.

         IN WITNESS WHEREOF, the undersigned have duly executed this Consent and Amendment Agreement No. 1 as a sealed instrument as of the date first set forth above.

                                  TRANSTECHNOLOGY CORPORATION



                                  By: /s/ Joseph F. Spanier
                                      ----------------------------------------
                                       Name:   Joseph F. Spanier
                                       Title:  Vice President, Chief
                                       Financial Officer


                                  TRANSTECHNOLOGY SEEGER-ORBIS GmbH


                                  By: /s/ Michael J. Berthelot
                                      -----------------------------------------
                                       Name:        Michael J. Berthelot
                                       Title:       Managing Director



                                  TRANSTECHNOLOGY (GB) LIMITED


                                  By: /s/ Michael J. Berthelot
                                      -----------------------------------------
                                       Name:        Michael J. Berthelot
                                       Title:       Managing Director




                                  By: /s/ Gerald C. Harvey
                                      ---------------------------------------
                                       Name:        Gerald C. Harvey
                                       Title:       Director

                                  FLEET NATIONAL BANK
                                  (f/k/a BankBoston, N.A.), individually and as Administrative Agent


                                  By: /s/ Maura C. Wadlinger
                                      --------------------------------------
                                      Maura C. Wadlinger
                                      Vice President


                                  ABN AMRO BANK N.V.



                                  By:  /s/ Donald Sutton
                                       --------------------------------------
                                  Name:      Donald Sutton
                                  Title:     Vice President



                                  By:  /s/ Richard Schrage
                                       --------------------------------------
                                  Name:      Richard Schrage
                                  Title:     Vice President


                                  BANK ONE, NA (f/k/a The First National Bank of
                                   Chicago)



                                  By: /s/ Jeffrey Lubatkin
                                      ---------------------------------------
                                  Name:      Jeffrey Lubatkin
                                  Title:     Vice President


                                  THE BANK OF NEW YORK



                                  By:  /s/ Jeffrey S. Witte
                                       ---------------------------------------
                                  Name:      Jeffrey S. Witte
                                  Title:     Vice President

                                  KEY CORPORATE CAPITAL INC.



                                  By: /s/ Robert F. Pollis, Jr.
                                      ------------------------------------------
                                  Name:      Robert F. Pollis, Jr.
                                  Title:     Senior Vice President


                                  BANK OF NOVA SCOTIA



                                  By:  /s/ Brian S. Allen
                                       ---------------------------------------
                                  Name:      Brian S. Allen
                                  Title:     Managing Director


                                  COMERICA BANK



                                  By: /s/ John M. Costa
                                      --------------------------------------
                                  Name:      John M. Costa
                                  Title:     First Vice President

                                  DRESDNER BANK, AG, NEW YORK AND GRAND CAYMAN
                                  BRANCHES



                                  By:  /s/ Elizabeth Arditti
                                       ----------------------------------------
                                  Name:      Elizabeth Arditti
                                  Title:     Assistant Treasurer



                                  By:  /s/ Gabriela Fields
                                       ---------------------------------------
                                  Name:      Gabriela Fields
                                  Title:     Assistant Treasurer


                                  SUMMIT BANK

                                  By:  /s/ Richard J. Banning
                                       ---------------------------------------
                                  Name:      Richard J. Banning
                                  Title:     Vice President

The Guarantors under (and as defined in) the Subsidiary Guaranty hereby acknowledge that they have read and are aware of the provisions of this Amendment and hereby reaffirm their absolute and unconditional guaranty of the Borrowers' payment and performance of their obligations to the Lenders and the Administrative Agent under the Credit Agreement as amended hereby.


                                  TRANSTECHNOLOGY ACQUISITION CORPORATION



                                  By:  /s/ Gerald C. Harvey
                                       --------------------------------------
                                           Name: Gerald C. Harvey
                                           Title:   Vice President and Secretary


                                  PALNUT FASTENERS, INC.



                                  By:  /s/ Gerald C. Harvey
                                       --------------------------------------
                                           Name: Gerald C. Harvey
                                           Title:   Vice President and Secretary

                                  INDUSTRIAL RETAINING RING COMPANY



                                  By:  /s/ Gerald C. Harvey
                                       --------------------------------------
                                           Name:  Gerald C. Harvey
                                           Title: Vice President and Secretary

                                  RETAINERS, INC.



                                  By:  /s/ Gerald C. Harvey
                                       --------------------------------------
                                           Name: Gerald C. Harvey
                                           Title:   Vice President and Secretary

                                  RANCHO TRANSTECHNOLOGY CORPORATION



                                  By:  /s/ Gerald C. Harvey
                                       --------------------------------------
                                           Name: Gerald C. Harvey
                                           Title:   Vice President and Secretary


                                  TRANSTECHNOLOGY SYSTEMS & SERVICES, INC.



                                  By:  /s/ Gerald C. Harvey
                                       --------------------------------------
                                           Name: Gerald C. Harvey
                                           Title:   Vice President and Secretary


                                  ELECTRONIC CONNECTIONS AND ASSEMBLIES, INC.


                                  By:  /s/ Gerald C. Harvey
                                       --------------------------------------
                                           Name: Gerald C. Harvey
                                           Title:   Vice President and Secretary


                                  SSP INDUSTRIES


                                  By:  /s/ Gerald C. Harvey
                                       --------------------------------------
                                           Name: Gerald C. Harvey
                                           Title:   Vice President and Secretary


                                  SSP INTERNATIONAL SALES, INC.



                                  By:  /s/ Gerald C. Harvey
                                       --------------------------------------
                                           Name: Gerald C. Harvey
                                           Title:   Vice President and Secretary

                                  TRANSTECHNOLOGY SEEGER INC.



                                  By:  /s/ Gerald C. Harvey
                                       --------------------------------------
                                           Name: Gerald C. Harvey
                                           Title:   Vice President and Secretary


                                  SEEGER INC.



                                  By:  /s/ Gerald C. Harvey
                                       --------------------------------------
                                           Name: Gerald C. Harvey
                                           Title:   Vice President and Secretary


                                  TCR CORPORATION


                                  By:  /s/ Gerald C. Harvey
                                       --------------------------------------
                                           Name: Gerald C. Harvey
                                           Title:   Vice President and Secretary


                                  AEROSPACE RIVET MANUFACTURERS CORPORATION


                                  By:  /s/ Gerald C. Harvey
                                       --------------------------------------
                                           Name: Gerald C. Harvey
                                           Title:   Vice President and Secretary


                                  NORCO, INC.



                                  By:  /s/ Gerald C. Harvey
                                       --------------------------------------
                                           Name: Gerald C. Harvey
                                           Title:   Vice President and Secretary

                                  AEROSPACE RIVET MANUFACTURERS CORPORATION



                                  By:  /s/ Gerald C. Harvey
                                       --------------------------------------
                                           Name: Gerald C. Harvey
                                           Title:   Vice President and Secretary


                                  ELLISON RING & WASHER INC.



                                  By:  /s/ Gerald C. Harvey
                                       --------------------------------------
                                           Name: Gerald C. Harvey
                                           Title:   Vice President and Secretary


                                  TRANSTECHNOLOGY ENGINEERED
                                  COMPONENTS, LLC



                                  By:  /s/ Gerald C. Harvey
                                       --------------------------------------
                                           Name: Gerald C. Harvey
                                           Title:   Vice President and Secretary


                                  TRANSTECHNOLOGY CANADA CORPORATION



                                  By:  /s/ Gerald C. Harvey
                                       --------------------------------------
                                           Name: Gerald C. Harvey
                                           Title:   Vice President and Secretary

                                                                    EXHIBIT A to
                                                           Consent and Amendment
                                                                 Agreement No. 1



                     TERMS OF REFINANCING SUBORDINATED DEBT
                     --------------------------------------